     As filed with the Securities and Exchange Commission on July 9, 1996

                                                       Registration No. 333-____

- --------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                 --------------
                                    FORM S-8

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                                  MCLEOD, INC.
       ----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            DELAWARE                                      58-421407240
- ----------------------------------          ------------------------------------
  (State or other jurisdiction              (I.R.S. Employer Identification No.)
of incorporation or organization)

                          221 THIRD AVE. SE, SUITE 500
                           CEDAR RAPIDS, IOWA  52401
                           -------------------------
                    (Address of principal executive offices)


      MCLEOD TELECOMMUNICATIONS, INC. 1992 INCENTIVE STOCK OPTION PLAN,
          MCLEOD, INC. 1993 INCENTIVE STOCK OPTION PLAN, AS AMENDED
          MCLEOD, INC. 1995 INCENTIVE STOCK OPTION PLAN, AS AMENDED
                 MCLEOD, INC. 1996 EMPLOYEE STOCK OPTION PLAN
      MCLEOD, INC. DIRECTORS STOCK OPTION PLAN, AS AMENDED AND RESTATED
                  MCLEOD, INC. EMPLOYEE STOCK PURCHASE PLAN

                           (Full title of the plans)

                                CLARK E. MCLEOD
                      CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                                  MCLEOD, INC.
                         221 THIRD AVENUE SE, SUITE 500
                           CEDAR RAPIDS, IOWA  52401
                                 (319) 364-0000
- --------------------------------------------------------------------------------
 (Name, address and telephone number, including area code, of agent for service)

                                    Copy to:
                         JOSEPH G. CONNOLLY, JR., ESQ.
                             HOGAN & HARTSON L.L.P.
                          555 THIRTEENTH STREET, N.W.
                          WASHINGTON, D.C.  20004-1109
                                 (202) 637-5600

                        CALCULATION OF REGISTRATION FEE

=================================================================================================================================
                                                               Proposed                Proposed
       Title of securities            Amount to be         maximum offering        maximum aggregate            Amount of
        to be registered               registered        price per share (2)      offering price (1)       registration fee (1)
- ---------------------------------------------------------------------------------------------------------------------------------
    CLASS A COMMON STOCK, PAR
           VALUE $.01                12,112,679 (1)             $12.05               $145,949,359              $50,327
=================================================================================================================================


(1) 1,259,771 shares of McLeod, Inc. Class A Common Stock, par value $.01 per share ("Shares") are being registered pursuant to the McLeod Telecommunications, Inc. 1992 Incentive Stock Option Plan,
4,440,408 Shares are being registered pursuant to the McLeod, Inc. 1993 Incentive Stock Option Plan, as amended, 337,500 Shares are being registered pursuant to the McLeod, Inc. 1995 Incentive Stock Option Plan, as amended, 4,525,000 Shares are being registered pursuant to the McLeod, Inc. 1996 Employee Stock Option Plan, 550,000 Shares are being registered pursuant to the McLeod, Inc. Directors Stock Option Plan, as amended and restated, and 1,000,000 Shares are being registered pursuant to the McLeod, Inc. Employee Stock Purchase Plan.

(2) Estimated pursuant to Rule 457(c) and (h) solely for purposes of calculating the amount of the registration fee. The proposed maximum offering price per share was determined by calculating the weighted average exercise price of (i) 7,166,979 Shares being offered under outstanding options at a weighted average exercise price of $3.63, and (ii) 4,945,700 Shares being offered at an exercise price of $24.25 based on the average of the high and low prices per share of the Shares, on July 2, 1996, as reported on the Nasdaq Stock Market.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

          The documents containing the information specified in Part I will be sent or given to employees as specified by Rule 428(b)(1) of the Securities Act of 1933, as amended (the "Securities Act"). In accordance with the instructions to Part I of Form S-8, such documents will not be filed with the Securities and Exchange Commission (the "Commission") either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424 of the Securities Act.


                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.   INCORPORATION OF DOCUMENTS BY REFERENCE.

          McLeod, Inc. (the "Registrant") hereby incorporates by reference into this Registration Statement the following documents filed by it with the
Commission:

          (a) The Registrant's final prospectus dated June 10, 1996 as filed with the Commission pursuant to Rule 424(b) of the Securities Act, which contains audited financial statements for the fiscal year ended December 31, 1995;

          (b) The description of the Registrant's Class A Common Stock, par value $.01 per share (the "Class A Common Stock"), contained in the Registrant's Registration Statement on Form 8-A filed with the Commission on May 24, 1996.

          In addition, all documents and reports filed by the Registrant subsequent to the date hereof pursuant to Sections 13(a), 13(c), 14, or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"), prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be part hereof from the date of filing of such documents or reports.
Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.



ITEM 4.   DESCRIPTION OF SECURITIES.

          Not applicable.  (The Class A Common Stock is registered under
Section 12 of the Exchange Act.)


ITEM 5.   INTERESTS OF NAMED EXPERTS AND COUNSEL.

          Not applicable.

ITEM 6.   INDEMNIFICATION OF DIRECTORS AND OFFICERS.

          Under Section 145 of the Delaware General Corporation Law ("DGCL"), a corporation may indemnify its directors, officers, employees and agents and its former directors, officers, employees and agents and those who serve, at the corporation's request, in such capacities with another enterprise, against expenses (including attorneys' fees), as well as judgments, fines and settlements in nonderivative lawsuits, actually and reasonably incurred in connection with the defense of any action, suit or proceeding in which they or any of them were or are made parties or are threatened to be made parties by reason of their serving or having served in such capacity. The DGCL provides, however, that such person must have acted in good faith and in a manner such person reasonably believed to be in (or not opposed to) the best interests of the corporation and, in the case of a criminal action, such person must have had no reasonable cause to believe his or her conduct was unlawful. In addition, the DGCL does not permit indemnification in any action or suit by or in the right of the corporation, where such person has been adjudged liable to the corporation, unless, and only to the extent that, a court determines that such person fairly and reasonably is entitled to indemnity for costs the court deems proper in light of liability adjudication. Indemnity is mandatory to the extent a claim, issue or matter has been successfully defended.

          The Amended and Restated Certificate of Incorporation of the Registrant contains provisions that provide that no director of the Registrant shall be liable for breach of fiduciary duty as a director except for (1) any breach of the directors' duty of loyalty to the Registrant or its stockholders; (2) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law; (3) liability under
Section 174 of the DGCL; or (4) any transaction from which the director derived an improper personal benefit. The Restated Certificate contains provisions that further provide for the indemnification of directors and offices to the fullest extent permitted by the DGCL. Under the Bylaws of the Registrant, the Registrant is required to advance expenses incurred by an officer or director in defending any such action if the director or officer undertakes to repay such amount if it is determined that the director or officer is not entitled to indemnification. In addition, the Registrant has entered into indemnity agreements with each of its directors pursuant to which the Registrant has agreed to indemnify the directors as permitted by the DGCL. The Registrant is in the process of obtaining directors and officers liability insurance.

                            *          *          *

          Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.



ITEM 7.   EXEMPTION FROM REGISTRATION CLAIMED.

          Not applicable.

ITEM 8.   EXHIBITS.

          Exhibit
          Number    Description
          ------    -----------
          4.1       Amended and Restated Certificate of Incorporation of Registrant (filed as Exhibit 3.1 to the Registrant's
                    Registration Statement on Form S-1 (File No. 333-3112), and incorporated herein by reference).

          4.2       Amended and Restated Bylaws of the Registrant (filed as Exhibit 3.2 to the Registrant's Registration Statement
                    on Form S-1 (File No. 333-3112), and incorporated herein by reference).

          4.3       Form of Class A Common Stock Certificate (filed as Exhibit 4.1 to the Registrant's Registration Statement on
                    Form S-1 (File No. 333-3112), and incorporated herein by reference).

          4.4       McLeod Telecommunications, Inc. 1992 Incentive Stock Option Plan (filed as Exhibit 10.40 to the
                    Registrant's Registration Statement on Form S-1 (File No. 333-3112), and incorporated herein by reference).

          4.5       McLeod, Inc. 1993 Incentive Stock Option Plan, as amended (filed as Exhibit 10.41 to the Registrant's
                    Registration Statement on Form S-1 (File No. 333-3112), and incorporated herein by reference).

          4.6       McLeod, Inc. 1995 Incentive Stock Option Plan, as amended (filed as Exhibit 10.42 to the Registrant's
                    Registration Statement on Form S-1 (File No. 333-3112), and incorporated herein by reference).

          4.7       McLeod, Inc. 1996 Employee Stock Option Plan (filed as Exhibit 10.55 to the Registrant's Registration Statement
                    on Form S-1 (File No. 333-3112), and incorporated herein by reference).

          4.8       McLeod Telecommunications, Inc. Director Stock Option Plan (filed as Exhibit 10.43 to the Registrant's
                    Registration Statement on Form S-1 (File No. 333-3112), and incorporated herein by reference).

          4.9       McLeod, Inc. Directors Stock Option Plan, as amended and restated (filed as Exhibit 10.52 to the Registrant's
                    Registration Statement on Form S-1 (File No. 333-3112), and incorporated herein by reference).

          4.10      McLeod, Inc. Employee Stock Purchase Plan (filed as Exhibit 10.56 to the Registrant's Registration Statement on
                    Form S-1 (File No. 333-3112), and incorporated herein by reference).

          5.1       Opinion of Hogan & Hartson L.L.P. regarding the legality of the securities being registered.

          23.1      Consent of McGladrey & Pullen, LLP.

          23.2      Consent of Hogan & Hartson L.L.P. (included in their opinion filed as Exhibit 5.1 hereto).

          24.1      Power of Attorney (included on signature pages).

          99.1      Form of Indemnity Agreement between McLeod, Inc. and certain officers and directors of McLeod, Inc. (filed as
                    Exhibit 10.57 to the Registrant's Registration Statement on Form S-1 (File No. 333-3112), and incorporated herein by reference).

ITEM 9.   UNDERTAKINGS.

          (a)       The undersigned Registrant hereby undertakes:

                    (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration
Statement:

                    (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

                    (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

                    (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

                    Provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the Registration Statement is on Form S-3 or Form S-8 and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to
Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement.

                    (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                    (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

          (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (c) The undertaking concerning indemnification is as set forth under the response to Item 6.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cedar Rapids, State of Iowa on the 28th day of June, 1996.




                                           McLEOD, INC.



                                       BY:    /s/ Clark E. McLeod
                                           ------------------------------
                                           Clark E. McLeod
                                           Chairman and Chief Executive Officer




                               POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Clark E. McLeod, Stephen C. Gray and James L. Cram, jointly and severally, each in his own capacity, as true and lawful attorneys-in-fact, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any amendments to this Registration Statement (including post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


                 SIGNATURE                                        TITLE                              DATE
                 ---------                                        -----                              ----
           /s/ Clark E. McLeod                   Chairman, Chief Executive Officer and         June 28, 1996
 -----------------------------------------                     Director
               Clark E. McLeod


           /s/ Stephen C. Gray                   President, Chief Operating Officer and        June 28, 1996
 -----------------------------------------                     Director
               Stephen C. Gray


           /s/ James L. Cram                     Chief Accounting Officer and Director         June 28, 1996
 -----------------------------------------
               James L. Cram

                 SIGNATURE                                        TITLE                         DATE
                 ---------                                        -----                         ----
           /s/ Blake O. Fisher, Jr.                Chief Financial Officer and              June 28, 1996
 -----------------------------------------                   Treasurer
               Blake O. Fisher, Jr.


           /s/ Russell E. Christiansen                       Director                       June 28, 1996
 -----------------------------------------
               Russell E. Christiansen


           /s/ Thomas M. Collins                             Director                       June 28, 1996
 -----------------------------------------
               Thomas M. Collins


           /s/ Lee Liu                                       Director                       June 28, 1996
 -----------------------------------------
               Lee Liu


           /s/ Paul D. Rhines                                Director                       June 28, 1996
 -----------------------------------------
               Paul D. Rhines

                                 EXHIBIT INDEX




 Exhibit
 Number                                          Description                                          Page
 ------                                          -----------                                          ----
 4.1         Amended and Restated Certificate of Incorporation of Registrant (filed as Exhibit          *
             3.1 to the Registrant's Registration Statement on Form S-1 (File No. 333-3112),
             and incorporated herein by reference).

 4.2         Amended and Restated Bylaws of the Registrant (filed as Exhibit 3.2 to the                 *
             Registrant's Registration Statement on Form S-1 (File No. 333-3112), and
             incorporated herein by reference).

 4.3         Form of Class A Common Stock Certificate (filed as Exhibit 4.1 to the                      *
             Registrant's Registration Statement on Form S-1 (File No. 333-3112), and
             incorporated herein by reference).

 4.4         McLeod Telecommunications, Inc. 1992 Incentive Stock Option Plan, as amended               *
             (filed as Exhibit 10.40 to the Registrant's Registration Statement on Form S-1
             (File No. 333-3112), and incorporated herein by reference).

 4.5         McLeod, Inc. 1993 Incentive Stock Option Plan, as amended (filed as Exhibit 10.41          *
             to the Registrant's Registration Statement on Form S-1 (File No. 333-3112), and
             incorporated herein by reference).

 4.6         McLeod, Inc. 1995 Incentive Stock Option Plan, as amended (filed as Exhibit 10.42          *
             to the Registrant's Registration Statement on Form S-1 (File No. 333-3112), and
             incorporated herein by reference).

 4.7         McLeod, Inc. 1996 Employee Stock Option Plan (filed as Exhibit 10.55 to the                *
             Registrant's Registration Statement on Form S-1 (File No. 333-3112), and
             incorporated herein by reference).

 4.8         McLeod Telecommunications, Inc. Director Stock Option Plan (filed as Exhibit               *
             10.43 to the Registrant's Registration Statement on Form S-1 (File No. 333-3112),
             and incorporated herein by reference).

 4.9         McLeod, Inc. Directors Stock Option Plan, as amended and restated (filed as                *
             Exhibit 10.52 to the Registrant's Registration Statement on Form S-1 (File No.
             333-3112), and incorporated herein by reference).

 4.10        McLeod, Inc. Employee Stock Purchase Plan (filed as Exhibit 10.56 to the                   *
             Registrant's Registration Statement on Form S-1 (File No. 333-3112), and
             incorporated herein by reference).

 5.1         Opinion of Hogan & Hartson L.L.P. regarding the legality of the securities being registered.

 23.1        Consent of McGladrey & Pullen LLP.

 23.2        Consent of Hogan & Hartson L.L.P. (included in their opinion filed as Exhibit 5.1          *
             hereto).

 24.1        Power of Attorney (included on signature pages).                                           *

*Incorporated by reference